SCHWAB SELECT ANNUITY(TM)
           Issued by First Great-West Life & Annuity Insurance Company
                        Variable Annuity-1 Series Account

                     Supplement dated October 4, 2001 to the
                    Prospectus for the Schwab Select Annuity
                                dated May 1, 2001

On page 10, under the heading Fee Examples, please delete the disclosure for Federated American Leaders II and insert the following:

PORTFOLIO                                            1 year        3 years        5 years        10 years
Federated American Leaders II                          $18             $59          $106          $259

On page 12, under heading The Series Account, please delete the disclosure for The Alger American Fund and insert the following:

The Alger American Fund--advised by Fred Alger Management, Inc. of Jersey City, New Jersey.


                Please keep this supplement for future reference.